                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ ANDREW F. JOHNSON
                                   Andrew F. Johnson

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ MARK R. S. JOHNSON
                                   Mark R. S. Johnson

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ DALE W. KOOP
                                   Dale W. Koop

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ MONTY C. BENNETT
                                   Monty C. Bennett

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ DOUGLAS A. DECAMP
                                   Douglas A. DeCamp

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ WILLIAM R. COOK
                                   William R. Cook

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ NEIL A. GARDNER
                                   Neil A. Gardner

                         LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, does hereby appoint THOMAS J. BELLGRAPH AND MONTY C. BENNETT, or either of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Hastings Manufacturing Company, a Form S-8 Registration Statement of Hastings Manufacturing Company for the Hastings Manufacturing Company Stock Option and Restricted Stock Plan of 1997, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


February 9, 1999                   /S/ RICHARD L. FOSTER
                                   Richard L. Foster